EXHIBIT 24

                            POWER OF ATTORNEY
                            Unisys Corporation
                        Annual Report on Form 10-K
                   for the year ended December 31, 1995


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below does hereby make, constitute and appoint JAMES A. UNRUH, HAROLD S. BARRON AND EDWARD A. BLECHSCHMIDT, and each one of them severally, his true and lawful attorneys-in-fact and agents, for such person and in such person's name, place and stead, to sign the Unisys Corporation Annual Report on Form 10-K for the year ended December 31, 1995, and any and all amendments thereto and to file such Annual Report on Form 10-K and any and all amendments thereto with the Securities and Exchange Commission, and does hereby grant unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as said person might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Dated:  January 25, 1996


/s/ J. P. Bolduc                        /s/ Kenneth A. Macke
-----------------------                --------------------------
J. P. Bolduc                           Kenneth A. Macke
Director                               Director


/s/ James J. Duderstadt                /s/ Theodore E. Martin
-----------------------                --------------------------
James J. Duderstadt                    Theodore E. Martin
Director                               Director


/s/ Gail D. Fosler                     /s/ Robert McClements, Jr.
-----------------------                --------------------------
Gail D. Fosler                         Robert McClements, Jr.
Director                               Director


/s/ Melvin R. Goodes                   /s/ Alan E. Schwartz
-----------------------                --------------------------
Melvin R. Goodes                       Alan E. Schwartz
Director                               Director


/s/ Edwin A. Huston                    /s/ James A. Unruh
-----------------------                --------------------------
Edwin A. Huston                        James A. Unruh
Director                               Chairman of the Board, Chief
                                        Executive Officer and Director